UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2004

TRICO MARINE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28316 (Commission File Number)	72-1252405 (IRS Employer Identification No.)

250 North American Court, Houma, Louisiana (Address of principal executive offices)	70363 (Zip Code)

(985) 851-3833
(Registrant's telephone number, including area code)

Item 5.	Other Events and Regulation FD Disclosure.

On June 15, 2004, Trico Marine Services, Inc. issued the press release attached hereto as Exhibit 99.1.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press release issued by Trico Marine Services, Inc. on June 15, 2004 reporting that it will not make the payment of interest due under its outstanding senior notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.

By:	/S/ Trevor Turbidy
Trevor Turbidy Vice President and Chief Financial Officer

Dated:  June 15, 2004